Exhibit 99.1

The Navigators Group, Inc.

CORPORATE NEWS

Navigators Reports Fourth Quarter 2017 Earnings

Net Income up 24.4%; Board Approves Dividend Increase

Stamford, CT – February 15, 2018 -- The Navigators Group, Inc. (NASDAQ:NAVG) reported Net Income of $26.9 million, or $0.89 per diluted share, for the three months ended December 31, 2017 compared to $21.6 million, or $0.71 per diluted share, for the same period in 2016. Net Operating Earnings1 were $24.5 million, or $0.81 per diluted share, for the three months ended December 31, 2017 compared to $17.7 million, or $0.58 per diluted share, for the same period in 2016.

The fourth quarter of 2017 was impacted by the enactment of the Tax Cuts and Jobs Act of 2017 (the “Tax Act”). As a result of the Tax Act, The Navigators Group, Inc. (“Navigators” or the “Company”) recognized additional income tax expense of $19.7 million which reduced Net Income in the fourth quarter.

Gross Written Premiums and Net Written Premiums for the three months ended December 31, 2017 were $408.7 million and $304.9 million, respectively, increasing 11.2% and 7.8%, respectively, from the comparable period in 2016. Our Combined Ratio for the three months ended December 31, 2017 was 96.6%, compared to 96.7% for the same period in 2016.

Net Investment Income for the three months ended December 31, 2017 was $23.0 million, an increase of 14.3% as compared to the same period in 2016. Our annualized pre-tax investment yield, excluding Net Realized Gains and Losses and Other-Than-Temporary Impairment Losses Recognized in Earnings, was 2.7% for the three months ended December 31, 2017, compared to 2.5% for the same period in 2016.

Other Income (Loss) for the three months ended December 31, 2017 was $(3.2) million, compared to $1.9 million for the same period in 2016, and primarily consists of realized and unrealized foreign exchange gains and losses.

For the full year ended December 31, 2017, our Company reported Net Income of $40.5 million, or $1.35 per diluted share, compared to $82.7 million, or $2.75 per diluted share, for the same period in 2016. Net Operating Earnings were $35.0 million, or $1.16 per diluted share, for the full year ended December 31, 2017 compared to $71.2 million, or $2.37 per diluted share, for the same period in 2016.

Gross Written Premiums and Net Written Premiums for the full year ended December 31, 2017 were $1.7 billion and $1.3 billion, respectively, increasing 9.2% and 7.2%, respectively, from the comparable period in 2016. Our Combined Ratio for the full year ended December 31, 2017 was 103.2%, compared to 96.7% for the same period in 2016.

In addition to the impact of the enactment of the Tax Act in the fourth quarter of 2017, the full year results also include Net Losses and Loss Adjustment Expenses and related net reinsurance reinstatement premiums totaling $71.3 million from Hurricanes Maria, Irma and Harvey and the Puebla, Mexico Earthquake, as well as prior accident year reserve strengthening of $34.3 million.

Net Investment Income for the full year ended December 31, 2017 was $89.3 million, an increase of 12.4% as compared to the same period in 2016. Our pre-tax investment yield, excluding Net Realized Gains and Losses and Other-Than-Temporary Impairment Losses Recognized in Earnings, was 2.7% for the full year ended December 31, 2017, compared to 2.6% for the same period in 2016.

1 Net Operating Earnings is a “non-GAAP financial measure” as defined in Regulation G. A reconciliation of Net Income (the nearest GAAP financial measure) to Net Operating Earnings is provided on page 4 of this release, as is a discussion of the rationale for the presentation of this item.

News Release

February 15, 2018

Other Income (Loss) for the full year ended December 31, 2017 was $(4.2) million, compared to $8.7 million for the same period in 2016, and primarily consists of realized and unrealized foreign exchange gains and losses.

Stan Galanski, President and Chief Executive Officer, commented, “We are pleased to report solidly profitable results for the fourth quarter.  Both the U.S. Insurance and Global Reinsurance segments produced excellent underwriting results, with combined ratios of 91.3% and 90.9% respectively. We grew Gross Written Premium by 11.2% and are well positioned to capitalize on anticipated growth opportunities emanating from the ongoing strength of the U.S. economy as well as targeted specialty niches globally. Net Investment Income was up 14.3% over fourth quarter 2017. In December, we opted to liquidate our actively managed common equity holdings, realizing pre-tax gains of $37.1 million. While the recently enacted Tax Act adversely impacted our fourth quarter results, we anticipate positive benefits of a lower corporate tax rate beginning in 2018. During the quarter, we announced the proposed acquisition of a Belgium-based specialty underwriting manager and insurance company, which we expect to close in the second quarter, subject to regulatory approval. This is an important part of our post-Brexit strategy.”

Our Company’s investment portfolio mainly consists of fixed income securities with an average quality rating of “AA-/Aa3” as defined by S&P and Moody’s, respectively, with an effective duration of 3.5 years as of December 31, 2017. As of December 31, 2017, Net Unrealized Gains within our investment portfolio were $41.5 million, a decrease of $(45.8) million compared to September 30, 2017. We recognized $37.1 million of Net Realized Gains for the three months ended December 31, 2017, compared to $4.0 million of Net Realized Gains for the same period in 2016. For the full year ended December 31, 2017  we recognized $43.0 million of Net Realized Gains (inclusive of Net Other-Than-Temporary Impairment Losses Recognized in Earnings), compared to $9.0 million of Net Realized Gains (inclusive of Net Other-Than-Temporary Impairment Losses Recognized in Earnings) for the same period in 2016. The increase in Net Realized Gains (inclusive of Net Other-Than-Temporary Impairment Losses Recognized in Earnings) for the fourth quarter and full year 2017 compared to the same periods in 2016 was primarily related to the liquidation of our common equity portfolio in December 2017 as we reassess our actively managed common equity strategy.

Stockholders’ Equity was $1.2 billion, or $41.55 per share, as of December 31, 2017 compared to $41.49 per share, as of September 30, 2017 and $40.45 per share, as of December 31, 2016.

During the three months ended December 31, 2017, our Company declared and paid a quarterly cash dividend of $0.06 per share of Common Stock.

On February 15, 2018 our Board of Directors declared a cash dividend on our Company’s Common Stock of $0.07 per share, payable on March 23, 2018 to stockholders of record on March 2, 2018. This represents an increase of 16.7% over the prior quarter dividend.

Our Company will hold a conference call on Friday, February 16, 2018 starting at 8:30 a.m. (ET) to discuss the 2017 fourth quarter results. The call will be available via live webcast on Navigators’ website (www.navg.com).

To participate by telephone, the domestic dial-in number is 800-850-2903 and the international dial-in is 224-357-2399. Participants may also connect to the webcast at: https://edge.media-server.com/m6/p/o8reaviq.

The Navigators Group, Inc. is an international specialty insurance holding company with operations in the United States, the United Kingdom, Continental Europe and Asia.

This press release may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Whenever used in this release, the words “estimate,” “expect,” “believe” or similar expressions are intended to identify such forward-looking statements. Forward-looking statements are derived from information that we currently have and assumptions that we make. These forward-looking statements include statements on the financial impact of tax reform. We continue to assess the tax accounting effects of tax reform. We cannot assure that results that we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties that we face. Please refer to Navigators’ most recent reports on Forms 10-K and 10-Q and its other filings with the Securities and Exchange Commission for a description of Navigators’ business and the important factors that may affect that business. Navigators’ undertakes no obligation to publicly update or revise any forward-looking statement.

Contact:	Ciro M. DeFalco
Executive Vice President and Chief Financial Officer
(203) 905-6343
cdefalco@navg.com
www.navg.com

News Release

February 15, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS

(Unaudited)

	Three Months Ended			Years Ended
amounts in thousands, except per share amounts	December 31,			December 31,
Results of Operations	2017	2016	Change	2017	2016	Change

Gross Written Premiums	$408,743	$367,539	11.2%	$1,713,265	$1,568,911	9.2%
Net Written Premiums	304,869	282,868	7.8%	1,271,330	1,186,224	7.2%

Revenues:
Net Earned Premiums	$305,099	$283,985	7.4%	$1,186,420	$1,100,345	7.8%
Net Investment Income	22,982	20,107	14.3%	89,293	79,451	12.4%
Net Realized Gains (Losses):
Total Other-Than-Temporary Impairment Losses	3	21	(87.9%)	(2,002)	(227)	NM
Portion of Loss Recognized in Other Comprehensive Income (Before Tax)	(3)	(21)	(85.7%)	(62)	77	NM
Net Other-Than-Temporary Impairment Losses Recognized In Earnings	—	—	NM	(2,064)	(150)	NM
Other Realized Gains	37,141	4,043	NM	45,073	9,186	NM
Net Realized Gains	37,141	4,043	NM	43,009	9,036	NM
Other Income (Loss)	(3,201)	1,905	NM	(4,243)	8,701	NM
Total Revenues	$362,021	$310,040	16.8%	$1,314,479	$1,197,533	9.8%

Expenses:
Net Losses and Loss Adjustment Expenses	183,384	172,493	6.3%	806,265	665,448	21.2%
Commission Expenses	43,205	44,154	(2.2%)	184,731	165,045	11.9%
Other Operating Expenses	68,153	58,076	17.4%	233,230	234,096	(0.4%)
Interest Expense	3,863	3,860	0.1%	15,447	15,435	0.1%
Total Expenses	$298,605	$278,583	7.2%	$1,239,673	$1,080,024	14.8%

Income Before Income Taxes	63,416	31,457	101.6%	74,806	117,509	(36.3%)

Income Tax Expense	36,555	9,866	NM	34,312	34,783	(1.4%)

Net Income	$26,861	$21,591	24.4%	$40,494	$82,726	(51.1%)

Per Share Data

Net Income Per Common Share:
Basic	$0.91	$0.74	22.8%	$1.38	$2.85	(51.7%)
Diluted	$0.89	$0.71	25.2%	$1.35	$2.75	(51.1%)

Average Common Shares Outstanding:
Basic	29,505	29,121		29,441	29,074
Diluted	30,099	30,282		30,071	30,032

Underwriting Ratios
Loss Ratio	60.1%	60.7%		68.0%	60.5%
Expense Ratio	36.5%	36.0%		35.2%	36.2%
Combined Ratio	96.6%	96.7%		103.2%	96.7%

Balance Sheet Data	December 31,	September 30,		December 31,	December 31,
	2017	2017		2017	2016
Stockholders' Equity	$1,225,965	$1,224,191	0.1%	$1,225,965	$1,178,188	4.1%
Book Value per Share	$41.55	$41.49	0.1%	$41.55	$40.45	2.7%

NM - Percentage change not meaningful.

News Release

February 15, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

NON-GAAP RECONCILIATION OF NET INCOME TO NET OPERATING EARNINGS

(Unaudited)

In this release, we present Net Operating Earnings, which is a “non-GAAP financial measure” as defined in Regulation G.

Net Operating Earnings is comprised of Net Income excluding After-Tax Net Realized Gains (Losses), After-Tax Net Other-Than-Temporary Impairment Losses Recognized in Earnings, After-Tax Foreign Exchange Gains (Losses), and the impact of the passage of the Tax Act at enactment recognized in our Consolidated Statements of Income.

We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our business and enables investors and other users of our financial information to analyze underlying business performance in a manner similar to management. We also believe this measure follows industry practice and, therefore facilitates comparison of our performance with our peer group.

The following tables provide a reconciliation of Net Income (the nearest GAAP financial measure) to Net Operating Earnings:

	Three Months Ended December 31, 2017			Three Months Ended December 31, 2016			% Change
amounts in thousands, except per share amounts	Pre-Tax	Tax (1)	After-Tax	Pre-Tax	Tax (1)	After-Tax	QTD
Net Income	$63,416	$(36,555)	$26,861	$31,457	$(9,866)	$21,591	24.4%
Adjustments to Net Income:
Realized Losses (Gains)	(37,141)	12,999	(24,142)	(4,043)	1,416	(2,627)	NM
FX Losses (Gains)	3,198	(1,119)	2,079	(1,947)	682	(1,265)	NM
Impact of the Tax Act at Enactment (2)	—	19,694	19,694	—	—	—	NM
Net Operating Earnings	$29,473	$(4,981)	$24,492	$25,467	$(7,768)	$17,699	38.4%

Average Common Shares Outstanding:
Basic			29,505			29,121
Diluted			30,099			30,282

Net Operating Earnings per Common Share:
Basic			$0.83			$0.61
Diluted			$0.81			$0.58

	Year Ended December 31, 2017			Year Ended December 31, 2016			% Change
amounts in thousands, except per share amounts	Pre-Tax	Tax (1)	After-Tax	Pre-Tax	Tax (1)	After-Tax	YTD
Net Income	$74,806	$(34,312)	$40,494	$117,509	$(34,783)	$82,726	(51.1%)
Adjustments to Net Income:
Realized Losses (Gains)	(43,009)	15,054	(27,955)	(9,036)	3,163	(5,873)	NM
FX Losses (Gains)	4,213	(1,474)	2,739	(8,626)	3,019	(5,607)	NM
Impact of the Tax Act at Enactment (2)	—	19,694	19,694	—	—	—	NM
Net Operating Earnings	$36,010	$(1,038)	$34,972	$99,847	$(28,601)	$71,246	(50.9%)

Average Common Shares Outstanding:
Basic			29,441			29,074
Diluted			30,071			30,032

Net Operating Earnings per Common Share:
Basic			$1.19			$2.45
Diluted			$1.16			$2.37

(1) - Tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of any other relevant factors.

(2) - As a result of the enactment of the Tax Act, we revalued our deferred tax assets as of December 31, 2017 resulting in a reduction in our deferred tax assets of $17.1 million and we also anticipate incurring a one-time payment of approximately $2.6 million due to tax on previously untaxed accumulated and current earnings and profits on certain foreign subsidiaries.

NM - Percentage change not meaningful.

News Release

February 15, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	December 31,	December 31,
	2017	2016
amounts in thousands, except per share amounts	(Unaudited)
ASSETS
Investments:
Fixed Maturities, available-for-sale, at fair value (amortized cost: 2017: $3,027,408; 2016: $2,628,225)	$3,057,054	$2,635,882
Equity Securities, available-for-sale, at fair value (cost: 2017: $224,159; 2016: $327,911)	235,981	349,142
Other Invested Assets (Equity Method)	1,720	1,960
Short-Term Investments, at fair value (amortized cost: 2017: $127,125; 2016: $143,451)	127,128	143,539
Total Investments	$3,421,883	$3,130,523
Cash	67,084	64,643
Premiums Receivable	351,393	306,686
Prepaid Reinsurance Premiums	228,569	213,377
Reinsurance Recoverable on Paid Losses	72,494	82,582
Reinsurance Recoverable on Unpaid Losses and Loss Adjustment Expenses	809,765	779,276
Deferred Policy Acquisition Costs	135,249	119,660
Accrued Investment Income	19,480	17,315
Goodwill and Other Intangible Assets	6,596	6,451
Current Income Tax Receivable, Net	16,667	20,556
Deferred Income Tax, Net	22,271	20,938
Other Assets	73,171	52,030
Total Assets	$5,224,622	$4,814,037

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Reserves for Losses and Loss Adjustment Expenses	$2,515,145	$2,289,727
Unearned Premiums	987,681	887,344
Reinsurance Balances Payable	136,192	108,980
Senior Notes	263,885	263,728
Accounts Payable and Other Liabilities	95,754	86,070
Total Liabilities	$3,998,657	$3,635,849

Stockholders' Equity:
Preferred Stock ($.10 par value per share, authorized 1,000 shares, none issued)	$—	$—

Common Stock ($.10 par value per share, authorized 50,000 shares, issued 36,530 shares for 2017 and 36,147 shares for 2016)	3,650	3,612
Additional Paid-In Capital	376,868	373,983
Treasury Stock, at cost (7,023 shares for 2017 and 2016)	(155,801)	(155,801)
Retained Earnings	981,380	947,519
Accumulated Other Comprehensive Income	19,868	8,875
Total Stockholders' Equity	$1,225,965	$1,178,188
Total Liabilities and Stockholders' Equity	$5,224,622	$4,814,037

News Release

February 15, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

(Unaudited)

	Three Months Ended December 31, 2017
	U.S.	Int'l
amounts in thousands	Insurance	Insurance	GlobalRe	Corporate (1)	Total
Gross Written Premiums	$258,450	$114,476	$35,817	$—	$408,743
Ceded Written Premiums	(67,321)	(35,910)	(643)	—	(103,874)
Net Written Premiums	191,129	78,566	35,174	—	304,869

Net Earned Premiums	$174,424	$83,199	$47,476	$—	$305,099
Net Losses and LAE	(103,917)	(53,088)	(26,379)	—	(183,384)
Commission Expenses	(18,599)	(14,389)	(10,441)	224	(43,205)
Other Operating Expenses	(36,918)	(24,777)	(6,458)	—	(68,153)
Other Underwriting Income (Expense)	126	—	126	(224)	28

Underwriting Profit (Loss)	$15,116	$(9,055)	$4,324	$—	$10,385

Net Investment Income				22,982	22,982
Net Realized Gains				37,141	37,141
Interest Expense				(3,863)	(3,863)
Other Loss				(3,229)	(3,229)
Income (Loss) Before Income Taxes	$15,116	$(9,055)	$4,324	$53,031	$63,416
Income Tax Expense				(36,555)	(36,555)
Net Income					$26,861

Losses and LAE Ratio	59.6%	63.8%	55.6%		60.1%
Commission Expense Ratio	10.7%	17.3%	22.0%		14.2%
Other Operating Expense Ratio (2)	21.0%	29.8%	13.3%		22.3%
Combined Ratio	91.3%	110.9%	90.9%		96.6%

(1) - Includes Corporate segment intercompany eliminations.

(2) - Includes Other Operating Expenses and Other Underwriting Income (Expense).

News Release

February 15, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

(Unaudited)

	Three Months Ended December 31, 2016
	U.S.	Int'l
amounts in thousands	Insurance	Insurance	GlobalRe	Corporate (1)	Total
Gross Written Premiums	$230,177	$100,104	$37,258	$—	$367,539
Ceded Written Premiums	(57,353)	(26,429)	(889)	—	(84,671)
Net Written Premiums	172,824	73,675	36,369	—	282,868

Net Earned Premiums	$166,862	$71,814	$45,309	$—	$283,985
Net Losses and LAE	(106,600)	(44,765)	(21,128)	—	(172,493)
Commission Expenses	(20,433)	(14,179)	(9,820)	278	(44,154)
Other Operating Expenses	(31,260)	(21,398)	(5,418)	—	(58,076)
Other Underwriting Income (Expense)	149	—	148	(278)	19

Underwriting Profit (Loss)	$8,718	$(8,528)	$9,091	$—	$9,281

Net Investment Income				20,107	20,107
Net Realized Gains				4,043	4,043
Interest Expense				(3,860)	(3,860)
Other Income				1,886	1,886
Income (Loss) Before Income Taxes	$8,718	$(8,528)	$9,091	$22,176	$31,457
Income Tax Expense				(9,866)	(9,866)
Net Income					$21,591

Losses and LAE Ratio	63.9%	62.3%	46.6%		60.7%
Commission Expense Ratio	12.2%	19.7%	21.7%		15.5%
Other Operating Expense Ratio (2)	18.7%	29.9%	11.6%		20.5%
Combined Ratio	94.8%	111.9%	79.9%		96.7%

(1) - Includes Corporate segment intercompany eliminations.

(2) - Includes Other Operating Expenses and Other Underwriting Income (Expense).

News Release

February 15, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

(Unaudited)

	Year Ended December 31, 2017
	U.S.	Int'l
amounts in thousands	Insurance	Insurance	GlobalRe	Corporate (1)	Total
Gross Written Premiums	$988,293	$501,130	$223,842	$—	$1,713,265
Ceded Written Premiums	(266,993)	(165,278)	(9,664)	—	(441,935)
Net Written Premiums	721,300	335,852	214,178	—	1,271,330

Net Earned Premiums	$674,665	$333,792	$177,963	$—	$1,186,420
Net Losses and LAE	(443,353)	(229,601)	(133,311)	—	(806,265)
Commission Expenses	(77,729)	(68,824)	(39,136)	958	(184,731)
Other Operating Expenses	(128,905)	(83,464)	(20,861)	—	(233,230)
Other Underwriting Income (Expense)	461	—	565	(958)	68

Underwriting Profit (Loss)	$25,139	$(48,097)	$(14,780)	$—	$(37,738)

Net Investment Income				89,293	89,293
Net Realized Gains				43,009	43,009
Interest Expense				(15,447)	(15,447)
Other Loss				(4,311)	(4,311)
Income (Loss) Before Income Taxes	$25,139	$(48,097)	$(14,780)	$112,544	$74,806
Income Tax Expense				(34,312)	(34,312)
Net Income					$40,494

Losses and LAE Ratio	65.7%	68.8%	74.9%		68.0%
Commission Expense Ratio	11.5%	20.6%	22.0%		15.6%
Other Operating Expense Ratio (2)	19.1%	25.0%	11.4%		19.6%
Combined Ratio	96.3%	114.4%	108.3%		103.2%

(1) - Includes Corporate segment intercompany eliminations.

(2) - Includes Other Operating Expenses and Other Underwriting Income (Expense).

News Release

February 15, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

(Unaudited)

	Year Ended December 31, 2016
	U.S.	Int'l
amounts in thousands	Insurance	Insurance	GlobalRe	Corporate (1)	Total
Gross Written Premiums	$919,395	$484,471	$165,045	$—	$1,568,911
Ceded Written Premiums	(235,827)	(138,504)	(8,356)	—	(382,687)
Net Written Premiums	683,568	345,967	156,689	—	1,186,224

Net Earned Premiums	$629,308	$307,416	$163,621	$—	$1,100,345
Net Losses and LAE	(397,860)	(178,284)	(89,304)	—	(665,448)
Commission Expenses	(70,812)	(61,703)	(34,008)	1,478	(165,045)
Other Operating Expenses	(128,108)	(86,395)	(19,593)	—	(234,096)
Other Underwriting Income (Expense)	1,092	—	522	(1,478)	136

Underwriting Profit (Loss)	$33,620	$(18,966)	$21,238	$—	$35,892

Net Investment Income				79,451	79,451
Net Realized Gains				9,036	9,036
Interest Expense				(15,435)	(15,435)
Other Income				8,565	8,565
Income (Loss) Before Income Taxes	$33,620	$(18,966)	$21,238	$81,617	$117,509
Income Tax Expense				(34,783)	(34,783)
Net Income					$82,726

Losses and LAE Ratio	63.2%	58.0%	54.6%		60.5%
Commission Expense Ratio	11.3%	20.1%	20.8%		15.0%
Other Operating Expense Ratio (2)	20.2%	28.1%	11.6%		21.2%
Combined Ratio	94.7%	106.2%	87.0%		96.7%

(1) - Includes Corporate segment intercompany eliminations.

(2) - Includes Other Operating Expenses and Other Underwriting Income (Expense).

News Release

February 15, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Reportable Segment Results

(Unaudited)

	U.S. Insurance
	Three Months Ended December 31, 2017				Three Months Ended December 31, 2016
amounts in thousands	Marine	P&C	Professional Liability	Total	Marine	P&C	Professional Liability	Total	% Change Total
Gross Written Premiums	$37,131	$189,316	$32,003	$258,450	$39,784	$160,030	$30,363	$230,177	12.3%
Ceded Written Premiums	(16,601)	(44,204)	(6,516)	(67,321)	(17,035)	(32,602)	(7,716)	(57,353)	17.4%
Net Written Premiums	20,530	145,112	25,487	191,129	22,749	127,428	22,647	172,824	10.6%

Net Earned Premiums	$21,970	$128,980	$23,474	$174,424	$26,496	$118,331	$22,035	$166,862	4.5%
Net Losses and LAE	(13,232)	(76,937)	(13,748)	(103,917)	(14,639)	(77,979)	(13,982)	(106,600)	(2.5%)
Commission Expenses	(918)	(13,643)	(4,038)	(18,599)	(2,694)	(14,146)	(3,593)	(20,433)	(9.0%)
Other Operating Expenses	(7,221)	(24,077)	(5,620)	(36,918)	(6,603)	(19,901)	(4,756)	(31,260)	18.1%
Other Underwriting Income	104	16	6	126	108	32	9	149	(15.5%)

Underwriting Profit (Loss)	$703	$14,339	$74	$15,116	$2,668	$6,337	$(287)	$8,718	73.4%

Losses and LAE Ratio	60.2%	59.7%	58.6%	59.6%	55.3%	65.9%	63.5%	63.9%
Commission Expense Ratio	4.2%	10.6%	17.2%	10.7%	10.2%	12.0%	16.3%	12.2%
Other Operating Expense Ratio (1)	32.4%	18.6%	23.9%	21.0%	24.4%	16.7%	21.5%	18.7%
Combined Ratio	96.8%	88.9%	99.7%	91.3%	89.9%	94.6%	101.3%	94.8%

(1) - Includes Other Operating Expenses and Other Underwriting Income.

News Release

February 15, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Reportable Segment Results

(Unaudited)

	Int'l Insurance
	Three Months Ended December 31, 2017				Three Months Ended December 31, 2016
amounts in thousands	Marine	P&C	Professional Liability	Total	Marine	P&C	Professional Liability	Total	% Change Total
Gross Written Premiums	$38,122	$34,677	$41,677	$114,476	$31,680	$35,969	$32,455	$100,104	14.4%
Ceded Written Premiums	(8,608)	(15,518)	(11,784)	(35,910)	(6,818)	(12,581)	(7,030)	(26,429)	35.9%
Net Written Premiums	29,514	19,159	29,893	78,566	24,862	23,388	25,425	73,675	6.6%

Net Earned Premiums	$36,338	$21,225	$25,636	$83,199	$31,847	$18,847	$21,120	$71,814	15.9%
Net Losses and LAE	(30,554)	(7,137)	(15,397)	(53,088)	(12,653)	(19,821)	(12,291)	(44,765)	18.6%
Commission Expenses	(4,951)	(2,933)	(6,505)	(14,389)	(7,894)	(3,102)	(3,183)	(14,179)	1.5%
Other Operating Expenses	(10,424)	(8,554)	(5,799)	(24,777)	(8,376)	(8,389)	(4,633)	(21,398)	15.8%

Underwriting Profit (Loss)	(9,591)	2,601	(2,065)	(9,055)	2,924	(12,465)	1,013	(8,528)	6.2%

Losses and LAE Ratio	84.1%	33.6%	60.1%	63.8%	39.7%	105.2%	58.2%	62.3%
Commission Expense Ratio	13.6%	13.8%	25.4%	17.3%	24.8%	16.5%	15.1%	19.7%
Other Operating Expense Ratio	28.7%	40.3%	22.6%	29.8%	26.3%	44.4%	21.9%	29.9%
Combined Ratio	126.4%	87.7%	108.1%	110.9%	90.8%	166.1%	95.2%	111.9%

.

News Release

February 15, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Reportable Segment Results

(Unaudited)

	U.S. Insurance
	Year Ended December 31, 2017				Year Ended December 31, 2016
amounts in thousands	Marine	P&C	Professional Liability	Total	Marine	P&C	Professional Liability	Total	% Change Total
Gross Written Premiums	$156,171	$713,539	$118,583	$988,293	$169,405	$631,562	$118,428	$919,395	7.5%
Ceded Written Premiums	(72,431)	(173,501)	(21,061)	(266,993)	(70,858)	(135,888)	(29,081)	(235,827)	13.2%
Net Written Premiums	83,740	540,038	97,522	721,300	98,547	495,674	89,347	683,568	5.5%

Net Earned Premiums	$86,605	$495,260	$92,800	$674,665	$100,132	$453,673	$75,503	$629,308	7.2%
Net Losses and LAE	(58,099)	(316,112)	(69,142)	(443,353)	(50,087)	(295,877)	(51,896)	(397,860)	11.4%
Commission Expenses	(4,932)	(57,756)	(15,041)	(77,729)	(8,469)	(52,483)	(9,860)	(70,812)	9.8%
Other Operating Expenses	(25,501)	(84,433)	(18,971)	(128,905)	(27,559)	(81,469)	(19,080)	(128,108)	0.6%
Other Underwriting Income	374	61	26	461	465	582	45	1,092	(57.8%)

Underwriting Profit (Loss)	$(1,553)	$37,020	$(10,328)	$25,139	$14,482	$24,426	$(5,288)	$33,620	(25.2%)

Losses and LAE Ratio	67.1%	63.8%	74.5%	65.7%	50.0%	65.2%	68.7%	63.2%
Commission Expense Ratio	5.7%	11.7%	16.2%	11.5%	8.5%	11.6%	13.1%	11.3%
Other Operating Expense Ratio (1)	29.0%	17.0%	20.4%	19.1%	27.0%	17.8%	25.2%	20.2%
Combined Ratio	101.8%	92.5%	111.1%	96.3%	85.5%	94.6%	107.0%	94.7%

(1) - Includes Other Operating Expenses and Other Underwriting Income (Expense).

News Release

February 15, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Reportable Segment Results

(Unaudited)

	Int'l Insurance
	Year Ended December 31, 2017				Year Ended December 31, 2016
amounts in thousands	Marine	P&C	Professional Liability	Total	Marine	P&C	Professional Liability	Total	% Change Total
Gross Written Premiums	$198,241	$159,123	$143,766	$501,130	$183,228	$181,094	$120,149	$484,471	3.4%
Ceded Written Premiums	(42,018)	(85,298)	(37,962)	(165,278)	(40,092)	(69,606)	(28,806)	(138,504)	19.3%
Net Written Premiums	156,223	73,825	105,804	335,852	143,136	111,488	91,343	345,967	(2.9%)

Net Earned Premiums	$152,396	$88,517	$92,879	$333,792	$141,593	$89,455	$76,368	$307,416	8.6%
Net Losses and LAE	(114,460)	(61,791)	(53,350)	(229,601)	(67,051)	(68,995)	(42,238)	(178,284)	28.8%
Commission Expenses	(32,541)	(13,918)	(22,365)	(68,824)	(34,018)	(14,529)	(13,156)	(61,703)	11.5%
Other Operating Expenses	(34,878)	(28,537)	(20,049)	(83,464)	(33,170)	(34,075)	(19,150)	(86,395)	(3.4%)

Underwriting Profit (Loss)	$(29,483)	$(15,729)	$(2,885)	$(48,097)	$7,354	$(28,144)	$1,824	$(18,966)	NM

Losses and LAE Ratio	75.1%	69.8%	57.4%	68.8%	47.4%	77.1%	55.3%	58.0%
Commission Expense Ratio	21.4%	15.7%	24.1%	20.6%	24.0%	16.2%	17.2%	20.1%
Other Operating Expense Ratio	22.8%	32.3%	21.6%	25.0%	23.4%	38.2%	25.1%	28.1%
Combined Ratio	119.3%	117.8%	103.1%	114.4%	94.8%	131.5%	97.6%	106.2%

NM- Percentage change not meaningful.

News Release

February 15, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Net Incurred Loss Activity

(Unaudited)

	For the Three Months Ended December 31,
amounts in thousands	Amounts		Loss Ratio
Net Incurred Loss Activity	2017	2016	2017	2016
U.S. Insurance:
Loss and LAE Payments	$99,085	$73,100	56.8%	43.8%
Change in Reserves	4,832	33,500	2.8%	20.1%
Net Incurred Loss and LAE	$103,917	$106,600	59.6%	63.9%

Int'l Insurance:
Loss and LAE Payments	$55,296	$45,011	66.5%	62.6%
Change in Reserves	(2,208)	(246)	(2.7%)	(0.3%)
Net Incurred Loss and LAE	$53,088	$44,765	63.8%	62.3%

GlobalRe:
Loss and LAE Payments	$34,302	$17,260	72.3%	38.1%
Change in Reserves	(7,923)	3,868	(16.7%)	8.5%
Net Incurred Loss and LAE	$26,379	$21,128	55.6%	46.6%

Total
Loss and LAE Payments	$188,683	$135,371	61.8%	47.6%
Change in Reserves	(5,299)	37,122	(1.7%)	13.1%
Net Incurred Loss and LAE	$183,384	$172,493	60.1%	60.7%

	For the Three Months Ended December 31,
Impact of Prior Years Reserves	Amounts		Loss Ratio Impact
Favorable / (Unfavorable) Development	2017	2016	2017	2016
U.S. Insurance	$1,492	$(420)	0.5%	(0.1%)
Int'l Insurance	7,239	19,660	2.5%	6.9%
GlobalRe	1,568	(2,356)	0.5%	(0.8%)
Total	$10,299	$16,884	3.5%	6.0%

News Release

February 15, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Net Incurred Loss Activity

(Unaudited)

	For the Years Ended December 31,
amounts in thousands	Amounts		Loss Ratio
Net Incurred Loss Activity	2017	2016	2017	2016
U.S. Insurance:
Loss and LAE Payments	$324,102	$299,842	48.0%	47.6%
Change in Reserves	119,251	98,018	17.7%	15.6%
Net Incurred Loss and LAE	$443,353	$397,860	65.7%	63.2%

Int'l Insurance:
Loss and LAE Payments	$201,402	$151,098	60.4%	49.2%
Change in Reserves	28,199	27,186	8.4%	8.8%
Net Incurred Loss and LAE	$229,601	$178,284	68.8%	58.0%

GlobalRe:
Loss and LAE Payments	$97,570	$81,089	54.8%	49.6%
Change in Reserves	35,741	8,215	20.1%	5.0%
Net Incurred Loss and LAE	$133,311	$89,304	74.9%	54.6%

Total
Loss and LAE Payments	$623,074	$532,029	52.6%	48.4%
Change in Reserves	183,191	133,419	15.4%	12.1%
Net Incurred Loss and LAE	$806,265	$665,448	68.0%	60.5%

	For the Years Ended December 31,
Impact of Prior Years Reserves	Amounts		Loss Ratio Impact
Favorable / (Unfavorable) Development	2017	2016	2017	2016
U.S. Insurance	$(16,714)	$1,348	(1.4%)	0.1%
Int'l Insurance	(14,834)	25,019	(1.3%)	2.3%
GlobalRe	(2,762)	2,161	(0.2%)	0.2%
Total	$(34,310)	$28,528	(2.9%)	2.6%

News Release

February 15, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Net Loss Data

(Unaudited)

	As of December 31, 2017
amounts in thousands	Case	IBNR
Net Loss Reserves:	Reserves	Reserves	Total
U.S. Insurance:
Marine	$58,301	$45,393	$103,694
P&C	192,291	700,264	892,555
Professional Liability	26,774	86,649	113,423
Total U.S. Insurance	$277,366	$832,306	$1,109,672
Int'l Insurance:
Marine	$181,369	$39,949	$221,318
P&C	66,412	37,067	103,479
Professional Liability	31,463	87,211	118,674
Total Int'l Insurance	$279,244	$164,227	$443,471

GlobalRe	$58,962	$93,275	$152,237

Total Net Loss Reserves	$615,572	$1,089,808	$1,705,380

	As of December 31, 2016
	Case	IBNR
Net Loss Reserves:	Reserves	Reserves	Total
U.S. Insurance:
Marine	$56,701	$54,259	$110,960
P&C	201,368	603,509	804,877
Professional Liability	24,555	70,559	95,114
Total U.S. Insurance	$282,624	$728,327	$1,010,951
Int'l Insurance:
Marine	$163,124	$36,118	$199,242
P&C	66,496	18,192	84,688
Professional Liability	30,106	70,103	100,209
Total Int'l Insurance	$259,726	$124,413	$384,139

GlobalRe	$47,505	$67,856	$115,361

Total Net Loss Reserves	$589,855	$920,596	$1,510,451

News Release

February 15, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Investment Data

(Unaudited)

As of December 31, 2017, the average quality of the investment portfolio as rated by S&P and Moody’s was “AA-/Aa3”, respectively, with an effective duration of 3.5 years. Our Company does not own any collateralized debt obligations or asset backed commercial paper.

The following table sets forth our investments as of December 31, 2017:

	As of December 31, 2017
		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
amounts in thousands	Value	Gains	(Losses)	Cost
Fixed Maturities:
U.S. Treasury Bonds, Agency Bonds and Foreign Government Bonds	$393,563	$2,081	$(2,014)	$393,496
States, Municipalities and Political Subdivisions	814,632	20,136	(1,423)	795,919
Mortgage-Backed and Asset-Backed Securities:
Agency Mortgage-Backed Securities	407,619	2,352	(5,414)	410,681
Residential Mortgage Obligations	54,104	606	(79)	53,577
Asset-Backed Securities	328,753	2,138	(663)	327,278
Commercial Mortgage-Backed Securities	160,904	2,354	(1,182)	159,732
Subtotal	$951,380	$7,450	$(7,338)	$951,268
Corporate Exposures (1)	897,479	14,491	(3,737)	886,725
Total Fixed Maturities	$3,057,054	$44,158	$(14,512)	$3,027,408
Equity Securities:
Common Stocks	$52,439	$7,423	$(112)	$45,128
Preferred Stocks	183,542	6,071	(1,560)	179,031
Total Equity Securities	$235,981	$13,494	$(1,672)	$224,159
Short-Term Investments	127,128	3	—	127,125
Total Investments	$3,420,163	$57,655	$(16,184)	$3,378,692

(1) - Corporate Exposures consist of investments in corporate bonds, hybrid bonds and redeemable preferred stocks.